UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): January 6, 2006
                                                          ---------------

                         FREESTAR TECHNOLOGY CORPORATION
                        --------------------------------
               (Exact Name of Company as Specified in Its Charter)

         Nevada                          0-28749                 88-0447457
-----------------------------    ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

      [  ] Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

      [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On January 6, 2006, FreeStar Technology Corporation issued a press release announcing that it has engaged the services of Horizon Law Group LLP to serve as legal counsel for all of FreeStar's securities matters in the United States, including U.S. Securities and Exchange Commission reports and filings. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit 99 - Press Release of FreeStar Technology Corporation, dated January 6, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FREESTAR TECHNOLOGY CORPORATION


Dated: January 6, 2006                      By: /s/ Paul Egan
                                                --------------------
                                                Paul Egan, President


                                  EXHIBIT INDEX

Number                             Description
------         -----------------------------------------------------------------

99 Press release issued by FreeStar Technology Corporation, dated January 6, 2006 (filed herewith).